UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/16

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

                                                Dreyfus Global Equity Income Fund

                                                Dreyfus International Bond Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Global Equity Income Fund

ANNUAL REPORT October 31, 2016

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Global Equity Income Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Equity Income Fund, covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2015 through October 31, 2016, as provided by Nick Clay and Terry Coles, Portfolio Managers of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus Global Equity Income Fund’s Class A shares produced a total return of 6.31%, Class C shares returned 5.49%, Class I shares returned 6.65%, and Class Y shares returned 6.72%.1 In comparison, the fund’s benchmark, the FTSE World Index (the “Index”), produced a total return of 2.54% for the same period.2

Global equities achieved modestly positive returns amid heightened market volatility over the reporting period. Strong contributions from U.S.-based companies enabled the fund to outperform its benchmark.

The Fund’s Investment Approach

The fund seeks to generate total return, consisting of capital appreciation and income. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities, aiming to focus on dividend-paying stocks of companies located in emerging as well as developed capital markets, incorporating investments in countries such as the United States, Canada, and Australia, as well as in Hong Kong and Europe. The fund may invest in the securities of companies of any market capitalization, and it may invest up to 30% of its assets in emerging markets. The fund’s portfolio managers will always purchase stocks that, at the time of initial purchase, have a yield premium of 25% over that of the Index on a 12-month prospective basis.

We combine “top-down” analysis of current economic trends and investment themes with “bottom-up” stock selection based on fundamental research. Within markets and sectors deemed to be favorable, we seek attractively priced stocks of companies that we believe have sustainable, long-term competitive advantages.

Volatility Buffeted Global Equity Markets

Global equities drifted lower during the final months of 2015 under pressure from weakening commodity prices and disappointment over recent central banking strategies in Europe. Investors also nervously anticipated a short-term interest rate hike in the United States, which occurred in mid-December. Investor sentiment turned more sharply negative in January 2016 due to further deterioration in commodity prices, disappointing economic data in China, and worries that any additional short-term U.S. rate hikes might weigh on global economic activity.

Stocks began a dramatic recovery in mid-February when investors responded positively to encouraging economic data and better-than-expected corporate earnings. The rally continued through the spring amid rebounding commodity prices, a new round of monetary easing in Europe, and indications that U.S. monetary policymakers would delay additional rate increases. Markets endured another bout of volatility in June when the United Kingdom voted to leave the European Union. Equities quickly rebounded, and the Index more than recouped its previous losses. However, in October, uncertainty surrounding upcoming U.S. elections caused global stocks to lose additional ground, and the Index ended the reporting period with a modest gain.

U.S. Stocks Bolstered Relative Results

The fund’s strong performance compared to its benchmark was driven by favorable stock selections in the United States, which was home to 9 of the 10 top individual holdings over the

3

DISCUSSION OF FUND PERFORMANCE (continued)

reporting period. Most notably, in the tobacco industry, Philip Morris International benefited, from improved investor confidence in emerging markets, where the company has a strong presence, and Reynolds American gained value after a takeover offer from British American Tobacco. Software giant Microsoft advanced strongly in response to growing cloud computing and software sales. Food distributor Sysco exhibited encouraging levels of growth and free cash flow generation. Toy manufacturer Mattel exceeded expectations due to positive momentum in its Barbie and Fisher-Price brands.

The biggest drag on performance came from Switzerland, where pharmaceutical companies such as Novartis and Roche Holding fell out of favor in part due to potential pricing pressures. U.K.-based aerospace-and-defense company Cobham was the fund’s greatest individual laggard for the reporting period, as its commercial business suffered from weakening end markets in the telecommunications and transportation industries.

From an industry group perspective, the fund benefited most from favorable positioning among consumer stocks and underweighted exposure to the financial sector. In contrast, the fund’s industrial and health care holdings trailed their respective sector averages.

At times during the reporting period, the fund employed forward contracts to hedge its currency exposures.

Focusing on Sustainable Businesses

Most economies and financial markets have remained resistant to the aggressively accommodative monetary policies of the world’s central banks. Corporate demand for credit has continued to fall amid a lack of appetite for capital investment, and major economies are still grappling with below-target inflation and sluggish economic activity eight years after the global financial crisis.

Against this brittle backdrop, we have continued to focus on companies that can sustain and grow their businesses independent of central-bank intervention or a general improvement in demand. Such companies tend to have solid cash flows, robust balance sheets, and pricing power. We have identified an ample number of stocks meeting our criteria in the consumer goods, utilities, health care, and technology sectors, but fewer in the financials, energy, and materials sectors.

November 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results.
2 Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The FTSE World Index is a widely accepted, unmanaged, free-floating, market capitalization-weighted index that is designed to measure the performance of 90% of the world’s investable stocks issued by large and mid-cap companies in developed and advanced emerging markets. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Global Equity Income Fund Class A shares, Class C shares, Class I shares, and Class Y shares and the FTSE World Index

† Source: Lipper Inc.
†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Global Equity Income Fund on 10/18/07 (inception date) to a $10,000 investment made in the FTSE World Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a widely accepted, unmanaged, free-float market capitalization-weighted index that is designed to measure the performance of 90% of the world’s investable stocks issued by large and mid-cap companies in developed and advanced emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/16
	Inception			From
	Date	1 Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	10/18/07	0.20%	7.68%	3.26%
without sales charge	10/18/07	6.31%	8.96%	3.93%
Class C shares
with applicable redemption charge†	10/18/07	4.50%	8.15%	3.16%
without redemption	10/18/07	5.49%	8.15%	3.16%
Class I shares	10/18/07	6.65%	9.23%	4.23%
Class Y shares	7/1/13	6.72%	8.50%††	3.69%††
FTSE World Index	10/31/07	2.54%	8.97%	2.55%†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.
††† For comparative purposes, the value of the Index as of 10/31/07 is used as the beginning value on 10/18/07.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Equity Income Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.46	$10.20	$5.14	$4.73
Ending value (after expenses)	$1,022.80	$1,018.70	$1,024.00	$1,024.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.44	$10.18	$5.13	$4.72
Ending value (after expenses)	$1,018.75	$1,015.03	$1,020.06	$1,020.46

† Expenses are equal to the fund's annualized expense ratio of 1.27% for Class A, 2.01% for Class C, 1.01% for Class I and .93% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
October 31, 2016

Common Stocks - 96.5%	Shares		Value ($)
Australia - 1.2%
Dexus Property Group	746,188		5,074,564
France - 3.3%
Sanofi	119,560		9,313,330
Television Francaise 1	494,395		4,557,801
			13,871,131
Hong Kong - 1.4%
Link REIT	831,500		5,928,909
Italy - .9%
Atlantia	152,706		3,739,910
Japan - 2.9%
Japan Tobacco	315,400		12,012,087
Netherlands - 4.6%
Koninklijke Ahold Delhaize	202,745		4,628,226
RELX	534,131		9,015,055
Royal Dutch Shell, Cl. A	233,855		5,830,009
			19,473,290
New Zealand - .5%
Spark New Zealand	754,383		1,974,415
Norway - 2.3%
Orkla	1,006,948		9,512,099
South Korea - .8%
Macquarie Korea Infrastructure Fund	456,810		3,517,148
Switzerland - 11.2%
Adecco Group	87,394		5,197,450
Kuehne + Nagel International	47,034		6,378,619
Nestle	60,111		4,358,511
Novartis	170,507		12,130,456
Roche Holding	43,115		9,912,246
Zurich Insurance Group	35,187	[a]	9,206,118
			47,183,400
United Kingdom - 18.8%
BAE Systems	587,245		3,899,441
British American Tobacco	145,740		8,369,003
Centrica	2,558,362		6,707,562
Cobham	1,625,013		2,842,316
Diageo	472,434		12,603,213
GlaxoSmithKline	558,576		11,065,683

8

Common Stocks - 96.5% (continued)	Shares		Value ($)
United Kingdom - 18.8% (continued)
Imperial Brands	120,944		5,855,567
Informa	410,213		3,376,642
Royal Mail	665,498		3,999,553
SSE	432,250		8,417,603
UBM	657,793		5,784,946
Vodafone Group	2,293,101		6,309,613
			79,231,142
United States - 48.6%
CA	374,741		11,519,538
Cisco Systems	444,989		13,652,263
CMS Energy	186,853		7,875,854
Emerson Electric	162,358		8,228,303
Eversource Energy	142,919		7,869,120
Johnson & Johnson	53,944		6,256,965
Kraft Heinz	55,643		4,949,445
Las Vegas Sands	104,550		6,051,354
Mattel	272,921		8,605,199
Maxim Integrated Products	237,914		9,428,532
McDonald's	81,836		9,212,279
Merck & Co.	195,784		11,496,437
Microsoft	424,647		25,444,848
Paychex	150,874		8,328,245
Philip Morris International	124,507		12,007,455
Principal Financial Group	92,659		5,059,181
Procter & Gamble	195,156		16,939,541
Reynolds American	243,310		13,401,515
Verizon Communications	109,264		5,255,598
Western Union	670,792		13,462,795
			205,044,467
Total Common Stocks (cost $378,986,079)			406,562,562
Other Investment - 3.0%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $12,768,799)	12,768,799	[b]	12,768,799
Total Investments (cost $391,754,878)	99.5%		419,331,361
Cash and Receivables (Net)	.5%		2,253,716
Net Assets	100.0%		421,585,077

a Non-income producing security.

b Investment in affiliated money market mutual fund.

9

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Consumer Goods	25.8
Health Care	14.3
Technology	14.3
Consumer Services	10.1
Industrials	10.1
Financials	10.0
Utilities	7.3
Telecommunications	3.2
Money Market Investment	3.0
Oil & Gas	1.4
99.5

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	378,986,079	406,562,562
Affiliated issuers	12,768,799	12,768,799
Cash		573,552
Cash denominated in foreign currency	23,449	23,380
Receivable for shares of Beneficial Interest subscribed		1,914,666
Dividends receivable		882,460
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,434
Prepaid expenses		62,031
		422,788,884
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		432,876
Payable for shares of Beneficial Interest redeemed		370,436
Payable for investment securities purchased		289,070
Accrued expenses		111,425
		1,203,807
Net Assets ($)		421,585,077
Composition of Net Assets ($):
Paid-in capital		383,536,936
Accumulated distributions in excess of investment income—net		(672,624)
Accumulated net realized gain (loss) on investments		11,174,309
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		27,546,456
Net Assets ($)		421,585,077

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	108,188,834	57,458,731	222,595,216	33,342,296
Shares Outstanding	8,608,391	4,491,153	18,380,942	2,754,068
Net Asset Value Per Share ($)	12.57	12.79	12.11	12.11

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Year Ended October 31, 2016

Investment Income ($):
Income:
Cash dividends (net of $389,711 foreign taxes withheld at source):
Unaffiliated issuers	10,903,979
Affiliated issuers	36,861
Total Income	10,940,840
Expenses:
Management fee—Note 3(a)	2,745,755
Shareholder servicing costs—Note 3(c)	577,601
Distribution fees—Note 3(b)	376,061
Registration fees	75,336
Professional fees	58,420
Custodian fees—Note 3(c)	50,839
Prospectus and shareholders’ reports	33,797
Trustees’ fees and expenses—Note 3(d)	32,268
Loan commitment fees—Note 2	5,874
Miscellaneous	26,928
Total Expenses	3,982,879
Less—reduction in fees due to earnings credits—Note 3(c)	(230)
Net Expenses	3,982,649
Investment Income—Net	6,958,191
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	8,008,230
Net realized gain (loss) on forward foreign currency exchange contracts	4,307,359
Net Realized Gain (Loss)	12,315,589
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,260,819)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(831,596)
Net Unrealized Appreciation (Depreciation)	(3,092,415)
Net Realized and Unrealized Gain (Loss) on Investments	9,223,174
Net Increase in Net Assets Resulting from Operations	16,181,365

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	2015
Operations ($):
Investment income—net	6,958,191	6,579,096
Net realized gain (loss) on investments	12,315,589	11,305,148
Net unrealized appreciation (depreciation) on investments	(3,092,415)	(6,818,035)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,181,365	11,066,209
Dividends to Shareholders from ($):
Investment income—net:
Class A	(1,885,747)	(2,352,985)
Class C	(672,081)	(881,346)
Class I	(3,691,807)	(3,277,002)
Class Y	(761,655)	(810,940)
Net realized gain on investments:
Class A	(3,237,273)	(903,571)
Class C	(1,891,681)	(468,317)
Class I	(4,500,047)	(1,138,294)
Class Y	(1,156,771)	(277,067)
Total Dividends	(17,797,062)	(10,109,522)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	60,140,939	16,286,954
Class C	20,582,870	6,570,648
Class I	182,473,952	24,852,459
Class Y	4,983,539	-
Dividends reinvested:
Class A	4,642,718	2,876,534
Class C	1,509,318	739,153
Class I	5,978,193	3,087,149
Class Y	1,918,426	1,086,867
Cost of shares redeemed:
Class A	(34,622,372)	(37,872,354)
Class C	(10,541,533)	(12,771,425)
Class I	(67,784,595)	(46,881,653)
Class Y	(52,464)	(3,046,490)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	169,228,991	(45,072,158)
Total Increase (Decrease) in Net Assets	167,613,294	(44,115,471)
Net Assets ($):
Beginning of Period	253,971,783	298,087,254
End of Period	421,585,077	253,971,783
Distributions in excess of investment income—net	(672,624)	(162,949)

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	4,773,271	1,301,389
Shares issued for dividends reinvested	388,330	238,746
Shares redeemed	(2,767,078)	(3,060,946)
Net Increase (Decrease) in Shares Outstanding	2,394,523	(1,520,811)
Class C
Shares sold	1,605,799	516,185
Shares issued for dividends reinvested	124,767	60,326
Shares redeemed	(836,566)	(1,008,228)
Net Increase (Decrease) in Shares Outstanding	894,000	(431,717)
Class I
Shares sold	15,092,756	2,073,684
Shares issued for dividends reinvested	513,487	265,262
Shares redeemed	(5,657,920)	(3,875,835)
Net Increase (Decrease) in Shares Outstanding	9,948,323	(1,536,889)
Class Y
Shares sold	416,459	-
Shares issued for dividends reinvested	166,325	93,422
Shares redeemed	(4,324)	(255,934)
Net Increase (Decrease) in Shares Outstanding	578,460	(162,512)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.62	12.56	12.31	10.99	10.17
Investment Operations:
Investment income—net[a]	.27	.30	.44	.33	.28
Net realized and unrealized gain (loss) on investments	.48	.21	.24	1.42	.99
Total from Investment Operations	.75	.51	.68	1.75	1.27
Distributions:
Dividends from investment income—net	(.27)	(.33)	(.43)	(.37)	(.45)
Dividends from net realized gain on investments	(.53)	(.12)	-	(.06)	-
Total Distributions	(.80)	(.45)	(.43)	(.43)	(.45)
Net asset value, end of period	12.57	12.62	12.56	12.31	10.99
Total Return (%)[b]	6.31	4.33	5.48	16.22	12.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27	1.28	1.30	1.34	1.55
Ratio of net expenses to average net assets	1.27	1.28	1.30	1.34	1.50
Ratio of net investment income to average net assets	2.16	2.42	3.49	2.83	2.76
Portfolio Turnover Rate	27.90	30.89	33.28	25.57	21.89
Net Assets, end of period ($ x 1,000)	108,189	78,449	97,153	114,247	51,003

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.84	12.76	12.50	11.13	10.22
Investment Operations:
Investment income—net[a]	.18	.21	.35	.25	.22
Net realized and unrealized gain (loss) on investments	.48	.22	.24	1.44	.98
Total from Investment Operations	.66	.43	.59	1.69	1.20
Distributions:
Dividends from investment income—net	(.18)	(.23)	(.33)	(.26)	(.29)
Dividends from net realized gain on investments	(.53)	(.12)	-	(.06)	-
Total Distributions	(.71)	(.35)	(.33)	(.32)	(.29)
Net asset value, end of period	12.79	12.84	12.76	12.50	11.13
Total Return (%)[b]	5.49	3.53	4.71	15.31	12.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.02	2.03	2.04	2.07	2.29
Ratio of net expenses to average net assets	2.02	2.03	2.04	2.07	2.25
Ratio of net investment income to average net assets	1.42	1.64	2.71	2.10	2.14
Portfolio Turnover Rate	27.90	30.89	33.28	25.57	21.89
Net Assets, end of period ($ x 1,000)	57,459	46,177	51,409	51,523	20,591

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

16

	Year Ended October 31,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.19	12.15	11.93	10.66	9.91
Investment Operations:
Investment income—net[a]	.28	.32	.45	.36	.35
Net realized and unrealized gain (loss) on investments	.47	.20	.23	1.37	.90
Total from Investment Operations	.75	.52	.68	1.73	1.25
Distributions:
Dividends from investment income—net	(.30)	(.36)	(.46)	(.40)	(.50)
Dividends from net realized gain on investments	(.53)	(.12)	-	(.06)	-
Total Distributions	(.83)	(.48)	(.46)	(.46)	(.50)
Net asset value, end of period	12.11	12.19	12.15	11.93	10.66
Total Return (%)	6.65	4.52	5.71	16.63	13.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.03	1.04	1.06	1.28
Ratio of net expenses to average net assets	1.01	1.03	1.04	1.06	1.25
Ratio of net investment income to average net assets	2.32	2.65	3.66	3.13	3.47
Portfolio Turnover Rate	27.90	30.89	33.28	25.57	21.89
Net Assets, end of period ($ x 1,000)	222,595	102,827	121,131	110,233	70,715

a Based on average shares outstanding.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	12.19	12.14	11.92	11.06
Investment Operations:
Investment income—net[b]	.30	.33	.46	.06
Net realized and unrealized gain (loss) on investments	.46	.21	.23	.89
Total from Investment Operations	.76	.54	.69	.95
Distributions:
Dividends from investment income—net	(.31)	(.37)	(.47)	(.09)
Dividends from net realized gain on investments	(.53)	(.12)	-	-
Total Distributions	(.84)	(.49)	(.47)	(.09)
Net asset value, end of period	12.11	12.19	12.14	11.92
Total Return (%)	6.72	4.68	5.78	8.62[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.95	.96	1.08[d]
Ratio of net expenses to average net assets	.94	.95	.96	1.08[d]
Ratio of net investment income to average net assets	2.52	2.71	3.80	2.26[d]
Portfolio Turnover Rate	27.90	30.89	33.28	25.57
Net Assets, end of period ($ x 1,000)	33,342	26,519	28,394	34,643

a From July 1, 2013, (commencement of initial offering) to October 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Equity Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”) formerly, Newton Capital Management Limited, a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

19

NOTES TO FINANCIAL STATEMENTS (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

21

NOTES TO FINANCIAL STATEMENTS (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	205,044,467	-	-	205,044,467
Equity Securities - Foreign Common Stocks†	201,518,095	-	-	201,518,095
Mutual Funds	12,768,799	-	-	12,768,799
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	1,434	-	1,434

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation at period end.

At October 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

22

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	116,900	165,745,614	153,093,715	12,768,799	3.0

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

23

NOTES TO FINANCIAL STATEMENTS (continued)

provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,639,020, undistributed capital gains $9,809,141 and unrealized appreciation $23,599,980.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2016 and October 31, 2015 were as follows: ordinary income $7,011,290 and $7,322,273, and long-term capital gains $10,785,772 and $2,787,249, respectively.

During the period ended October 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $456,576 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2016, the fund did not borrow under the Facilities.

24

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus and the Trust, the Trust has agreed to pay Dreyfus a management fee computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton an annual fee of .41% of the value of the fund’s average daily net assets.

During the period ended October 31, 2016, the Distributor retained $51,437 from commissions earned on sales of the fund's Class A shares and $4,138 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2016, Class C shares were charged $376,061 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2016, Class A and Class C shares were charged $221,023 and $125,354, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees.

25

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2016, the fund was charged $9,075 for transfer agency services and $549 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $230.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2016, the fund was charged $50,839 pursuant to the custody agreement.

During the period ended October 31, 2016, the fund was charged $9,804 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $307,260, Distribution Plan fees $36,710, Shareholder Services Plan fees $35,155, custodian fees $43,056, Chief Compliance Officer fees $5,688 and transfer agency fees $5,007.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2016, amounted to $236,425,722 and $86,816,537, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and

26

events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2016 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2016:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost ($)	Value ($)	Unrealized Appreciation ($)
Purchases:
Royal Bank of Scotland
British Pound,
Expiring
11/1/2016	194,533	236,676	238,110	1,434
Gross Unrealized Appreciation				1,434

27

NOTES TO FINANCIAL STATEMENTS (continued)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	1,434	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,434	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	1,434	-

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2016:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Royal Bank of Scotland	1,434		-	-	1,434

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2016:

Average Market Value ($)
Forward contracts	18,821,748

At October 31, 2016, the cost of investments for federal income tax purposes was $395,701,354; accordingly, accumulated net unrealized

28

appreciation on investments was $23,630,007, consisting of $44,213,600 gross unrealized appreciation and $20,583,593 gross unrealized depreciation.

29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus Global Equity Income Fund (the “Fund”), a series of The Dreyfus/Laurel Funds Trust, including the statement of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Equity Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund's income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $5,796,136 as income sourced from foreign countries for the fiscal year ended October 31, 2016 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $352,071 as taxes paid from foreign countries for the fiscal year ended October 31, 2016 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2016 calendar year with Form 1099-DIV which will be mailed in early 2017. Also the fund designates the maximum amount allowable, but not less than $7,011,290 as ordinary income dividends paid during the fiscal year ended October 31, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also the fund reports the maximum amount allowable but not less than $.5317 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

31

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Kenneth A. Himmel (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

32

Stephen J. Lockwood (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (70)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

34

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

35

NOTES

36

NOTES

37

For More Information

Dreyfus Global Equity Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.

200 Park Avenue

New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DEQAX Class C: DEQCX Class I: DQEIX Class Y: DEQYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6175AR1016

Dreyfus International Bond Fund

ANNUAL REPORT October 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus International Bond Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Bond Fund, covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2015 through October 31, 2016, as provided by David Leduc, CFA, Brendan Murphy, CFA, and Raman Srivastava, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus International Bond Fund’s Class A shares produced a total return of 3.38%, Class C shares returned 2.78%, Class I shares returned 3.90%, and Class Y shares returned 3.94%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays Global Aggregate ex-U.S. Index (unhedged) (the “Index”), produced a total return of 6.47% for the same period.2

Higher quality bonds generally benefited during the reporting period from falling long-term interest rates, and lower quality securities erased previous losses during a rally over the spring and summer of 2016. The fund lagged its benchmark, mainly due to shortfalls in its currency and asset allocation strategies.

As of August 24, 2016, the fund’s benchmark, the Barclays Global Aggregate ex-U.S. Index (unhedged), was renamed the Bloomberg Barclays Global Aggregate ex-U.S. Index (unhedged).

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its net assets in fixed-income securities, and at least 65% of its assets in non-U.S. dollar-denominated fixed-income securities of foreign governments and companies located in various countries, including emerging markets.

Generally, the fund seeks to maintain investment-grade average credit quality. We focus on identifying undervalued government bond markets, currencies, sectors, and securities. We look for fixed-income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics, or innovative features. We use fundamental economic research and quantitative analysis to allocate assets among countries and currencies. We then focus on sectors and individual securities that appear to be relatively undervalued.

Robust Investor Demand Supported International Bond Prices

Over the final four months of 2015, global economic concerns sparked heightened bond market turbulence. Sluggish growth in Europe and Japan and falling commodity prices caused global investors to flock to traditional safe havens, hurting riskier emerging-markets and corporate bonds while sending prices of high-quality sovereign bonds higher and their yields lower. Investors also anticipated at the time that U.S. monetary policymakers would raise short-term interest rates, as indeed they did in December 2015, a move that many worried could weigh on the U.S. and global economies.

Investor sentiment changed dramatically in mid-February 2016 when U.S. monetary policymakers indicated that they would delay additional rate hikes. In addition, investors were encouraged when commodity prices began to rebound, several central banks announced new stimulus measures, and foreign currencies gained value against the U.S. dollar. The Bank of Japan and European Central Bank adopted negative short-term interest rates, a move that drove international fixed-income investors to higher yielding market sectors such as corporate-backed securities, emerging-markets bonds, and U.S. government securities.

In June and early July, concerns surrounding a referendum in the United Kingdom to leave the European Union produced renewed market volatility. Yet, higher yielding bond market sectors quickly rebounded amid robust demand from international investors seeking more competitive yields than were available from sovereign bonds in overseas markets.

DISCUSSION OF FUND PERFORMANCE (continued)

Fund Strategies Produced Mixed Results

Although the fund participated in the international bond market’s moderate gains over the reporting period, its performance compared to the benchmark was hampered, in part, by its currency positions. Most notably, underweighted exposure to rallying Asian currencies and an overweighted position in the Mexican peso proved counterproductive. In addition, the fund’s allocation to inflation-linked bonds in Europe, Japan, and the United States lagged market averages when global inflationary pressures remained muted, and overweighted exposure to corporate-backed securities constrained relative results amid heightened market volatility early in the reporting period.

An emphasis on emerging-markets bonds produced better relative results, a strategy that enabled the fund to participate more fully in the rally during the spring and summer of 2016. The fund’s interest rate strategies also proved favorable, as relatively long duration positions in Australia, Europe, and Canada helped capture more of the benefits of falling long-term interest rates. In Japan, the fund benefited from a yield-curve position designed to profit from narrowing yield differences along the market’s maturity spectrum.

At times during the reporting period, the fund employed forward contracts, options, and futures contracts to establish its currency and interest rate strategies.

Continued Volatility Expected

As of the reporting period’s end, we have maintained a generally cautious investment posture in anticipation of continued volatility in the financial markets. Global economic uncertainty seems likely to persist, as does the choppy U.S. economic recovery. While most major central banks are expected to maintain accommodative monetary policies, U.S. policymakers appear likely to raise short-term interest rates gradually. Meanwhile, yields of longer term sovereign bonds remain near historical lows, and yield differences have narrowed along the market’s credit-quality spectrum.

Therefore, we currently intend to maintain a generally conservative duration posture, and we have retained the fund’s emphasis on emerging-market currencies and inflation-linked bonds that offer relatively attractive values.

November 15, 2016

Bonds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. These risks are generally greater with emerging market countries than with more economically and politically established foreign countries.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other instruments.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Bloomberg Barclays Global Aggregate ex-U.S. Index (unhedged) provides a broad-based measure of the global investment-grade fixed income markets. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus International Bond Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Bloomberg Barclays Global Aggregate Ex-U.S. Index (unhedged)

† Source: Lipper Inc.
†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus International Bond Fund on 10/31/06 to a $10,000 investment made in the Bloomberg Barclays Global Aggregate Ex-U.S. Index (unhedged) (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund invests 80% of its assets primarily in fixed-income securities. The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is designed to measure the performance of global investment-grade, fixed-rate debt markets, excluding the United States, hedged into U.S. dollars. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/16
	Inception	1 Year	5 Years		10 Years
	Date
Class A shares
with maximum sales charge (4.5%)	12/30/05	-1.25%	0.12%		5.16%
without sales charge	12/30/05	3.38%	1.05%		5.64%
Class C shares
with applicable redemption charge †	12/30/05	1.79%	0.37%		4.89%
without redemption	12/30/05	2.78%	0.37%		4.89%
Class I shares	12/30/05	3.90%	1.41%		5.96%
Class Y shares	7/1/13	3.94%	1.49%	††	5.87%	††
Bloomberg Barclay Global Aggregate
Ex-U.S. Index (unhedged)	12/30/05	6.47%	-0.61%		3.24%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Bond Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.16	$8.83	$3.78	$3.33
Ending value (after expenses)	$977.10	$974.00	$979.80	$979.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.29	$9.02	$3.86	$3.40
Ending value (after expenses)	$1,018.90	$1,016.19	$1,021.32	$1,021.77

† Expenses are equal to the fund’s annualized expense ratio of 1.24% for Class A, 1.78% for Class C, .76% for Class I and .67% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
October 31, 2016

Bonds and Notes - 97.0%	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Argentina - 1.7%
Argentine Government, Sr. Unscd. Bonds	ARS	15.50	10/17/26	70,700,000		4,719,425
Argentine Government, Unscd. Bonds	ARS	21.20	9/19/18	68,400,000		4,662,019
Buenos Aires Province, Sr. Unscd. Notes		5.75	6/15/19	2,650,000	[b]	2,719,563
Buenos Aires Province, Sr. Unscd. Notes		9.13	3/16/24	2,775,000	[b]	3,080,250
					15,181,257
Bahrain - .5%
Bahraini Government, Sr. Unscd. Bonds		7.00	10/12/28	4,825,000	[b]	4,981,812
Brazil - .6%
Brazilian Government, Sr. Unscd. Bonds		5.63	2/21/47	5,775,000		5,544,000
Canada - 3.5%
BMW Canada Auto Trust, Ser. 2016-1A, Cl. A1	CAD	1.37	9/20/18	1,675,060	[b]	1,250,132
Canadian Government, Bonds	CAD	0.75	9/1/20	12,350,000		9,255,456
Canadian Government, Unscd. Bonds	CAD	3.50	12/1/45	9,755,000		9,943,365
CNH Capital Canada Receivables Trust, Ser. 2014-1A, Cl. A2	CAD	1.80	10/15/20	6,680,551	[b]	4,995,696
MBARC Credit Canada, Ser. 2016-AA, Cl. A1	CAD	1.26	9/17/18	5,250,000	[b]	3,923,464
MBARC Credit Canada, Ser. 2016-AA, Cl. A2	CAD	1.53	6/17/19	3,150,000	[b]	2,354,001
MBARC Credit Canada, Ser. 2016-AA. Cl. A3	CAD	1.72	7/15/21	900,000	[b]	672,566
					32,394,680
France - .2%
Bavarian Sky, Ser. FRE1, Cl. A	EUR	0.00	4/20/24	1,684,309	[c]	1,850,843
Germany - 1.5%
Allianz, Sub. Notes	EUR	5.63	10/17/42	5,400,000	[c]	7,035,845
Globaldrive Auto Receivables, Ser. 2016-B, Cl. A	EUR	0.13	8/20/24	4,546,482	[c]	5,019,711
Volkswagen Car Lease, Ser. 21, Cl. A	EUR	0.00	2/21/21	1,289,122	[c]	1,417,410
					13,472,966
Hungary - 1.5%
Hungarian Development Bank, Govt. Gtd. Notes		6.25	10/21/20	2,100,000	[b]	2,375,205
Hungarian Government, Bonds, Ser. 24/B	HUF	3.00	6/26/24	1,081,250,000		3,946,926
Hungarian Government, Bonds, Ser. 25/B	HUF	5.50	6/24/25	1,778,650,000		7,625,639
					13,947,770

Bonds and Notes - 97.0% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Iceland - .8%
Icelandic Government, Unscd. Notes		5.88	5/11/22	6,100,000		7,158,582
Indonesia - 1.4%
Indonesian Government, Sr. Unscd. Notes	EUR	2.63	6/14/23	400,000	[b]	457,140
Indonesian Government, Sr. Unscd. Notes	EUR	3.75	6/14/28	5,950,000	[b]	7,019,099
Indonesian Government, Sr. Unscd. Notes		6.75	1/15/44	4,100,000		5,415,440
					12,891,679
Ireland - 1.4%
Aercap Ireland Capital, Gtd. Notes		4.50	5/15/21	1,775,000		1,849,550
Aercap Ireland Capital, Gtd. Notes		5.00	10/1/21	725,000		772,125
Irish Government, Bonds	EUR	2.40	5/15/30	6,370,000		8,258,295
Irish Government, Bonds	EUR	2.00	2/18/45	1,610,000		1,970,405
					12,850,375
Italy - 4.5%
Enel, Sr. Unscd. Bonds	EUR	4.88	2/20/18	6,285,000		7,333,666
Intesa Sanpaolo, Sr. Unscd. Notes	EUR	3.00	1/28/19	3,565,000		4,139,302
Italian Government, Sr. Unscd. Bonds	EUR	2.35	9/15/24	17,920,000	[b,d]	22,581,437
Italian Government, Unscd. Bonds	EUR	2.80	3/1/67	7,450,000		7,484,202
					41,538,607
Japan - 23.2%
Japanese Government, Sr. Unscd. Bonds, Ser. 118	JPY	0.20	6/20/19	1,687,500,000		16,284,335
Japanese Government, Sr. Unscd. Bonds, Ser. 128	JPY	0.10	6/20/21	5,200,000,000		50,268,683
Japanese Government, Sr. Unscd. Bonds, Ser. 156	JPY	0.40	3/20/36	2,300,500,000		22,090,635
Japanese Government, Sr. Unscd. Bonds, Ser. 19	JPY	0.10	9/10/24	2,249,300,000	[e]	22,483,189
Japanese Government, Sr. Unscd. Bonds, Ser. 20	JPY	0.10	3/10/25	2,284,600,000	[e]	22,916,266
Japanese Government, Sr. Unscd. Bonds, Ser. 307	JPY	1.30	3/20/20	1,648,200,000		16,529,700
Japanese Government, Sr. Unscd. Bonds, Ser. 330	JPY	0.80	9/20/23	1,327,350,000		13,519,035
Japanese Government, Sr. Unscd. Bonds, Ser. 336	JPY	0.50	12/20/24	3,620,750,000		36,327,651
Japanese Government, Sr. Unscd. Bonds, Ser. 44	JPY	1.70	9/20/44	988,550,000		12,401,594
					212,821,088
Mexico - .6%
Banco Nacional de Comercio Exterior, Sr. Unscd. Notes		4.38	10/14/25	5,100,000	[b,f]	5,290,740

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 97.0% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Morocco - 2.6%
Moroccan Government, Sr. Unscd. Bonds	EUR	3.50	6/19/24	14,650,000		17,405,429
Moroccan Government, Sr. Unscd. Notes	EUR	4.50	10/5/20	5,000,000		6,181,080
					23,586,509
Netherlands - 5.1%
ABN AMRO Bank, Sub. Notes		4.75	7/28/25	7,250,000	[b]	7,643,602
Equate Petrochemical, Gtd. Notes		3.00	3/3/22	3,425,000	[b]	3,373,625
Lukoil International Finance, Gtd. Notes		4.75	11/2/26	4,275,000	[b]	4,283,935
Mylan, Gtd. Notes		2.50	6/7/19	2,275,000	[b]	2,299,563
Rabobank Nederland, Sub. Bonds	EUR	2.50	5/26/26	4,391,000	[c]	5,046,992
Shell International Finance, Gtd. Notes		3.75	9/12/46	4,800,000		4,608,307
Teva Pharmaceutical Finance Netherlands II, Gtd. Notes	EUR	1.13	10/15/24	650,000		708,113
Teva Pharmaceutical Finance Netherlands II, Gtd. Notes	EUR	1.63	10/15/28	600,000		646,421
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes		2.80	7/21/23	1,200,000		1,182,583
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes		3.15	10/1/26	2,150,000		2,096,710
Volkswagen International Finance, Gtd. Bonds	EUR	3.75	3/29/49	4,500,000	[c]	5,044,871
Volkswagen International Finance, Gtd. Notes		2.38	3/22/17	3,050,000	[b]	3,063,057
Volkswagen International Finance, Gtd. Notes		1.60	11/20/17	280,000	[b]	279,607
Vonovia Finance, Gtd. Notes	EUR	1.63	12/15/20	4,100,000		4,744,433
Vonovia Finance, Gtd. Notes	EUR	3.63	10/8/21	1,575,000		2,001,093
					47,022,912
New Zealand - 1.7%
New Zealand Government, Sr. Unscd. Bonds, Ser. 0925	NZD	2.00	9/20/25	20,754,000	[g]	15,969,958
Norway - .3%
Norwegian Government, Bonds, Ser. 474	NOK	3.75	5/25/21	17,145,000	[b]	2,331,399
Peru - .3%
Peruvian Government, Sr. Unscd. Bonds	EUR	2.75	1/30/26	2,600,000		3,160,600
Poland - .7%
Polish Government, Sr. Unscd. Notes	EUR	1.50	9/9/25	1,975,000		2,322,316

Bonds and Notes - 97.0% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Poland - .7% (continued)
Polish Government, Unscd. Notes	EUR	2.00	10/25/46	3,975,000		4,306,937
					6,629,253
Qatar - .4%
Qatari Government, Sr. Unscd. Notes		2.38	6/2/21	4,000,000	[b]	4,021,964
Romania - 1.0%
Romanian Government, Sr. Unscd. Notes	EUR	2.75	10/29/25	3,200,000	[b]	3,767,158
Romanian Government, Unscd. Notes	EUR	2.88	5/26/28	4,750,000	[b]	5,511,022
					9,278,180
Russia - .6%
Russian Government, Sr. Unscd. Bonds		4.75	5/27/26	5,000,000	[b]	5,302,200
Saudi Arabia - .5%
Saudi Arabian Government, Sr. Unscd. Notes		2.38	10/26/21	4,675,000	[b]	4,664,837
Serbia - .3%
Serbian Government, Sr. Unscd. Notes		7.25	9/28/21	2,500,000		2,876,268
Singapore - 2.3%
Singapore Government, Sr. Unscd. Bonds	SGD	2.13	6/1/26	28,750,000		21,106,788
Spain - 3.9%
BBVA Subordinated Capital, Gtd. Notes	EUR	3.50	4/11/24	2,300,000	[c]	2,650,041
Driver Espana, Ser. 3, Cl. A	EUR	0.68	12/21/26	2,878,016	[c]	3,186,976
Santander Issuances, Gtd. Notes	EUR	2.50	3/18/25	2,800,000		3,038,616
Spanish Government, Bonds	EUR	5.75	7/30/32	5,560,000		9,567,613
Spanish Government, Unscd. Notes	EUR	1.60	4/30/25	12,475,000	[b]	14,399,364
Telefonica Emisiones, Gtd. Notes	EUR	3.96	3/26/21	2,600,000		3,292,389
					36,134,999
Sri Lanka - .6%
Sri Lankan Government, Sr. Unscd. Bonds		5.75	1/18/22	5,125,000	[b,f]	5,208,901
Supranational - 3.4%
European Investment Bank, Sr. Unscd. Bonds	JPY	1.40	6/20/17	36,300,000		350,027
European Investment Bank, Sr. Unscd. Notes	CAD	1.13	9/16/21	2,975,000	[b]	2,207,151
International Bank for Reconstruction & Development, Sr. Unscd. Notes	NZD	3.50	1/22/21	24,875,000		18,287,317
Nordic Investment Bank, Sr. Unscd. Notes	NOK	1.38	7/15/20	85,000,000		10,361,938
					31,206,433

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 97.0% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Sweden - 1.3%
Swedish Government, Bonds, Ser. 1047	SEK	5.00	12/1/20	86,125,000		11,729,197
United Kingdom - 11.7%
Barclays, Jr. Sub. Bonds		7.88	12/29/49	2,325,000	[c]	2,314,189
Barclays, Sub. Notes		5.20	5/12/26	2,925,000		3,022,631
British Telecommunications, Sr. Unscd. Notes	EUR	0.63	3/10/21	3,175,000		3,516,455
Diageo Finance, Gtd. Notes	EUR	2.38	5/20/26	3,050,000		3,810,754
E-Carat, Ser. 2016-1, Cl. A	EUR	0.08	10/18/24	3,100,000	[c]	3,416,221
Lloyds Banking Group, Gtd. Notes		3.10	7/6/21	1,600,000	[f]	1,648,200
Royal Bank of Scotland Group, Sr. Unscd. Notes		3.88	9/12/23	8,675,000		8,509,906
United Kingdom Gilt, Bonds	GBP	2.00	9/7/25	35,300,000		46,362,688
United Kingdom Gilt, Unscd. Bonds	GBP	3.25	1/22/44	12,885,000		20,391,890
United Kingdom Gilt, Unscd. Bonds	GBP	3.50	1/22/45	7,175,000		11,913,122
Vodafone Group, Sr. Unscd. Notes	EUR	1.25	8/25/21	2,400,000		2,741,024
					107,647,080
United States - 18.9%
Aetna, Sr. Unscd. Notes		1.90	6/7/19	3,050,000		3,076,385
Ally Financial, Gtd. Notes		3.50	1/27/19	3,415,000		3,423,538
Amgen, Sr. Unscd. Notes		4.40	5/1/45	1,075,000		1,098,591
Apple, Sr. Unscd. Notes		3.25	2/23/26	3,760,000		3,939,559
Bear Stearns ALT-A Trust, Ser. 2004-2, Cl. 2A1		3.00	3/25/34	1,762,957	[c]	1,746,342
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2005-PWR10, Cl. AJ		5.59	12/11/40	773,478	[c]	773,287
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2007-PWR17, Cl. AJ		5.89	6/11/50	2,975,000	[c]	2,998,815
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2007-PWR18, Cl. AJ		6.21	6/11/50	3,300,000	[c]	3,215,066
Celgene, Sr. Unscd. Notes		5.00	8/15/45	2,800,000		3,018,879
Citigroup, Sr. Unscd. Notes		4.65	7/30/45	2,250,000		2,473,290
Citigroup, Sub. Bonds		4.40	6/10/25	4,650,000		4,921,541
Colony Starwood Homes, Ser. 2016-2A, Cl. A		1.79	12/17/33	4,200,000	[b,c]	4,206,721
Countrywide Alternative Loan Trust, Ser. 2004-18CB, Cl. 4A1		5.50	9/25/34	2,826,287		2,909,120

Bonds and Notes - 97.0% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
United States - 18.9% (continued)
Cox Communications, Sr. Unscd. Notes		3.35	9/15/26	1,150,000	[b]	1,136,925
Crown Castle International, Sr. Unscd. Notes		2.25	9/1/21	1,800,000		1,787,168
Daimler Finance North America, Gtd. Notes		1.50	7/5/19	3,200,000	[b]	3,179,210
Dell Equipment Finance Trust, Ser. 2016-1, Cl. A2		1.43	9/24/18	3,775,000	[b]	3,778,564
Duke Energy, Sr. Unscd. Notes		2.65	9/1/26	1,050,000		1,024,335
Duke Energy, Sr. Unscd. Notes		3.75	9/1/46	2,050,000		1,964,654
Ford Motor Credit, Sr. Unscd. Notes		3.34	3/18/21	3,750,000		3,860,362
Freeport-McMoRan, Gtd. Notes		2.15	3/1/17	2,400,000		2,397,000
GAHR Commercial Mortgage Trust, Ser. 2015-NRF, Cl. EFX		3.38	12/15/34	3,260,000	[b,c]	3,210,957
GAHR Commercial Mortgage Trust, Ser. 2015-NRF, Cl. FFX		3.38	12/15/34	2,770,000	[b,c]	2,652,640
General Electric, Jr. Sub. Debs., Ser. D		5.00	12/29/49	3,703,000	[c]	3,927,587
General Motors Financial, Gtd. Notes		2.35	10/4/19	4,850,000		4,848,269
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2006-CB17, Cl. AM		5.46	12/12/43	2,860,000		2,857,706
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2006-LDP9, Cl. AM		5.37	5/15/47	3,865,000		3,876,622
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2007-LDPX, Cl. AM		5.46	1/15/49	2,990,000	[c]	2,935,728
KeyCorp Student Loan Trust, Ser. 1999-B, Cl. CTFS		1.54	11/25/36	2,060,154	[c]	1,983,529
Kraft Heinz Foods, Gtd. Notes	EUR	2.25	5/25/28	5,075,000		5,967,168
Long Beach Mortgage Loan Trust, Ser. 2004-1, Cl. M2		1.35	2/25/34	627,201	[c]	599,242
ML-CFC Commercial Mortgage Trust, Ser. 2006-4, Cl. AJ		5.24	12/12/49	3,075,000		3,071,287
Morgan Stanley Capital I Trust, Ser. 2007-IQ14, Cl. AM		5.68	4/15/49	4,460,000	[c]	4,341,696
Morgan Stanley Mortgage Loan Trust, Ser. 2005-1, Cl. 4A1		0.83	3/25/35	870,879	[c]	797,879
Newell Brands, Sr. Unscd. Notes		2.60	3/29/19	1,695,000	[f]	1,730,164
Oracle, Sr. Unscd. Notes		4.00	7/15/46	4,275,000		4,237,230
Scientific Games International, Gtd. Notes		10.00	12/1/22	2,560,000		2,368,000
Southern, Sr. Unscd. Notes		3.25	7/1/26	3,525,000	[f]	3,630,739
Sprint Communications, Sr. Unscd. Notes		7.00	8/15/20	1,335,000		1,388,400

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 97.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
United States - 18.9% (continued)
Sprint Spectrum, Sr. Scd. Notes	3.36	3/20/23	3,250,000	[b]	3,274,375
T-Mobile USA, Gtd. Notes	6.00	3/1/23	3,825,000		4,035,375
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/20	22,960,369	[h]	23,405,364
U.S. Treasury Inflation Protected Securities, Notes	0.63	1/15/26	9,578,709	[h]	10,004,396
UBS-Barclays Commercial Mortgage Trust, Ser. 2013-C5, Cl. C	4.09	3/10/46	1,700,000	[b,c]	1,711,103
Verizon Owner Trust, Ser. 2016-1A, Cl. A	1.42	1/20/21	3,100,000	[b]	3,107,582
Volkswagen Group of America Finance, Gtd. Notes	1.25	5/23/17	2,670,000	[b]	2,665,055
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Cl. AJ	5.70	6/15/49	3,080,000	[c]	3,020,461
Walgreens Boots Alliance, Sr. Unscd. Notes	1.75	5/30/18	2,075,000		2,085,580
Walt Disney, Sr. Unscd. Notes	3.00	7/30/46	900,000		801,915
ZFS Finance (USA) Trust V, Jr. Sub. Cap. Secs.	6.50	5/9/37	7,785,000	[b,c]	7,860,904
				173,326,305
Total Bonds and Notes (cost $894,671,182)			891,128,182
Options Purchased - .2%			Face Amount Covered by Contracts		Value ($)
Call Options - .1%
New Zealand Cross Currency, December 2016 @ NZD 1.04		AUD	50,900,000		976,972
Put Options - .1%
Mexican Peso, December 2016 @ MXN 18.68			28,600,000		573,471
Mexican Peso, December 2016 @ MXN 18.76			19,300,000		428,435
Swedish Krona Cross Currency, December 2016 @ SEK 9.46		EUR	17,200,000		9,057
				1,010,963
Total Options Purchased (cost $1,338,338)			1,987,935
Short-Term Investments - 1.2%	Yield at Date of Purchase (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Treasury Bills (cost $11,374,048)	0.46	4/27/17	11,400,000	[i]	11,372,674

Other Investment - 1.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $10,733,441)	10,733,441	[j] 10,733,441
Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $6,497,500)	6,497,500	[j] 6,497,500
Total Investments (cost $924,614,509)	100.3%	921,719,732
Liabilities, Less Cash and Receivables	(0.3%)	(3,129,613)
Net Assets	100.0%	918,590,119

AUD—Australian Dollar
EUR—Euro

a Principal amount stated in U.S. Dollars unless otherwise noted.

ARS—Argentine Peso
CAD—Canadian Dollar
EUR—Euro
GBP—British Pound
HUF—Hungarian Forint
JPY—Japanese Yen
NOK—Norwegian Krone
NZD—New Zealand Dollar
SEK—Swedish Krona
SGD—Singapore Dollar

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, these securities were valued at $166,842,526 or 18.16% of net assets.
c Variable rate security—rate shown is the interest rate in effect at period end.
d Principal amount for accrual purposes is periodically adjusted based on changes in the Italian Consumer Price Index.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Japanese Consumer Price Index.
f Security, or portion thereof, on loan. At October 31, 2016, the value of the fund’s securities on loan was $7,925,941 and the value of the collateral held by the fund was $8,192,395, consisting of cash collateral of $6,497,500 and U.S. Government & Agency securities valued at $1,694,895.
g Principal amount for accrual purposes is periodically adjusted based on changes in the New Zealand Consumer Price Index.
h Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
i Held by or on behalf of a counterparty for open derivative positions.
j Investment in affiliated money market mutual fund.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Non-U.S. Government	63.9
Corporate-Investment Grade	18.5
Securitized	8.9
U.S. Government	4.9
Corporate-High Yield	2.0
Cash & Equivalents	1.9
Options Purchased	.2
100.3

† Based on net assets.

See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES
October 31, 2016

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation (Depreciation) ($)

Financial Futures Long
Australian 3 Year Bond	1,811	155,060,189	December 2016	(544,942)
Canadian 10 year Bond	311	33,532,260	December 2016	(428,845)
Euro 30 Year Bond	78	15,402,206	December 2016	(997,002)
Euro-Bobl	279	40,155,541	December 2016	(162,662)
Euro-Bond	101	17,980,317	December 2016	(190,184)
Japanese 10 Year Bond	49	70,885,763	December 2016	1,209
Long Gilt	42	6,443,506	December 2016	(127,834)
Financial Futures Short
Australian 10 Year Bond	118	(11,904,520)	December 2016	185,461
U.S. Treasury 10 Year Notes	216	(27,999,000)	December 2016	24,473
U.S. Treasury 5 Year Notes	33	(3,986,297)	December 2016	(3,870)
U.S. Treasury Ultra Long Bond	95	(16,714,062)	December 2016	347,160
Gross Unrealized Appreciation				558,303
Gross Unrealized Depreciation				(2,455,339)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
October 31, 2016

	Face Amount Covered by Contracts ($)	Value ($)
Call Options:
Mexican Peso,
December 2016 @ MXN 21.25	28,600,000	(161,220)
Mexican Peso,
December 2016 @ MXN 21.35	19,300,000	(100,837)
Swedish Krona,
December 2016 @ SEK 9.85	17,200,000	(264,236)
Total Options Written (premiums received $867,324)		(526,293)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,925,941)—Note 1(c):
Unaffiliated issuers	907,383,568	904,488,791
Affiliated issuers	17,230,941	17,230,941
Cash		2,271,785
Cash denominated in foreign currency	3,389,046	3,303,924
Dividends, interest and securities lending income receivable		6,232,247
Cash collateral held by broker—Note 4		5,580,471
Receivable for shares of Beneficial Interest subscribed		4,155,400
Receivable for investment securities sold		3,102,120
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,800,968
Receivable for futures variation margin—Note 4		190,773
Prepaid expenses		50,141
		948,407,561
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		710,435
Payable for investment securities purchased		13,506,693
Liability for securities on loan—Note 1(c)		6,497,500
Payable for shares of Beneficial Interest redeemed		4,233,469
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		2,915,731
Payable for swap variation margin—Note 4		948,090
Outstanding options written, at value (premiums received $867,324)—See Statement of Options Written—Note 4		526,293
Unrealized depreciation on swap agreements—Note 4		189,417
Accrued expenses		289,814
		29,817,442
Net Assets ($)		918,590,119
Composition of Net Assets ($):
Paid-in capital		1,041,149,753
Accumulated distributions in excess of investment income—net		(4,590,653)
Accumulated net realized gain (loss) on investments		(108,422,597)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions [including ($1,897,036) net unrealized (depreciation) on financial futures and ($3,602,329) net unrealized (depreciation) on centrally cleared swap transactions]		(9,546,384)
Net Assets ($)		918,590,119

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	135,946,815	52,515,792	699,252,568	30,874,944
Shares Outstanding	8,856,450	3,506,954	45,156,856	1,993,159
Net Asset Value Per Share ($)	15.35	14.97	15.48	15.49

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2016

Investment Income ($):
Income:
Interest	24,756,746
Dividends from affiliated issuers	63,805
Income from securities lending—Note 1(c)	69,053
Total Income	24,889,604
Expenses:
Management fee—Note 3(a)	5,990,327
Shareholder servicing costs—Note 3(c)	1,788,489
Distribution fees—Note 3(b)	440,746
Custodian fees—Note 3(c)	177,263
Prospectus and shareholders’ reports	148,796
Professional fees	87,252
Trustees’ fees and expenses—Note 3(d)	75,799
Registration fees	74,439
Loan commitment fees—Note 2	18,248
Miscellaneous	64,325
Total Expenses	8,865,684
Less—reduction in fees due to earnings credits—Note 3(c)	(5,581)
Net Expenses	8,860,103
Investment Income—Net	16,029,501
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(18,322,275)
Net realized gain (loss) on options transactions	(1,453,689)
Net realized gain (loss) on financial futures	(7,598,249)
Net realized gain (loss) on swap transactions	(11,553,008)
Net realized gain (loss) on forward foreign currency exchange contracts	8,796,169
Net Realized Gain (Loss)	(30,131,052)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	44,801,697
Net unrealized appreciation (depreciation) on options transactions	990,628
Net unrealized appreciation (depreciation) on financial futures	(1,575,988)
Net unrealized appreciation (depreciation) on swap transactions	6,362,546
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(425,157)
Net Unrealized Appreciation (Depreciation)	50,153,726
Net Realized and Unrealized Gain (Loss) on Investments	20,022,674
Net Increase in Net Assets Resulting from Operations	36,052,175

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	2015
Operations ($):
Investment income—net	16,029,501	32,856,795
Net realized gain (loss) on investments	(30,131,052)	(62,330,100)
Net unrealized appreciation (depreciation) on investments	50,153,726	(36,135,115)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,052,175	(65,608,420)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(6,641,676)	(11,830,026)
Class C	(2,006,675)	(3,136,193)
Class I	(27,979,522)	(51,922,794)
Class Y	(1,081,049)	(1,396,734)
Total Dividends	(37,708,922)	(68,285,747)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	36,491,285	72,976,571
Class C	3,976,649	3,930,975
Class I	339,427,283	387,179,454
Class Y	6,724,870	17,212,084
Dividends reinvested:
Class A	6,358,838	10,985,354
Class C	1,418,925	2,263,855
Class I	20,342,406	28,717,742
Class Y	905,486	1,156,096
Cost of shares redeemed:
Class A	(120,738,766)	(163,597,731)
Class C	(21,996,065)	(33,779,138)
Class I	(479,398,390)	(729,044,279)
Class Y	(7,822,862)	(14,361,745)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(214,310,341)	(416,360,762)
Total Increase (Decrease) in Net Assets	(215,967,088)	(550,254,929)
Net Assets ($):
Beginning of Period	1,134,557,207	1,684,812,136
End of Period	918,590,119	1,134,557,207
Undistributed (distributions in excess of) investment income—net	(4,590,653)	37,949,175

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2016	2015
Capital Share Transactions (Shares):
Class Aa
Shares sold	2,386,978	4,545,871
Shares issued for dividends reinvested	434,242	678,739
Shares redeemed	(7,967,669)	(10,302,134)
Net Increase (Decrease) in Shares Outstanding	(5,146,449)	(5,077,524)
Class Ca
Shares sold	265,437	248,932
Shares issued for dividends reinvested	99,037	142,604
Shares redeemed	(1,483,126)	(2,154,584)
Net Increase (Decrease) in Shares Outstanding	(1,118,652)	(1,763,048)
Class Ia
Shares sold	21,928,494	24,012,368
Shares issued for dividends reinvested	1,381,261	1,765,708
Shares redeemed	(31,023,950)	(45,870,000)
Net Increase (Decrease) in Shares Outstanding	(7,714,195)	(20,091,924)
Class Ya
Shares sold	426,395	1,066,600
Shares issued for dividends reinvested	61,541	71,176
Shares redeemed	(516,603)	(911,484)
Net Increase (Decrease) in Shares Outstanding	(28,667)	226,292

[a]

During the period ended October 31, 2016, 513 Class A shares representing $7,943 were exchanged for 509 Class I shares, 2,600 Class C shares representing $36,634 were exchanged for 2,548 Class A shares and 150,972 Class I shares representing $2,379,285 were exchanged for 150,971 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	15.38	16.75	16.53	17.48	16.85
Investment Operations:
Investment income—net[a]	.19	.31	.39	.39	.34
Net realized and unrealized gain (loss) on investments	.30	(1.03)	.06	(.75)	.65
Total from Investment Operations	.49	(.72)	.45	(.36)	.99
Distributions:
Dividends from Investment income—net	(.52)	(.65)	(.23)	(.37)	(.19)
Dividends from net realized gain on investments	-	-	-	(.22)	(.17)
Total Distributions	(.52)	(.65)	(.23)	(.59)	(.36)
Net asset value, end of period	15.35	15.38	16.75	16.53	17.48
Total Return (%)[b]	3.38	(4.45)	2.77	(2.14)	6.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.23	1.12	1.08	1.07	1.02
Ratio of net expenses to average net assets	1.23	1.12	1.08	1.07	1.02
Ratio of net investment income to average net assets	1.27	1.93	2.31	2.28	2.02
Portfolio Turnover Rate	126.57	216.56	209.53	169.41	192.50
Net Assets, end of period ($ x 1,000)	135,947	215,337	319,588	552,695	683,387

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	15.05	16.39	16.17	17.11	16.54
Investment Operations:
Investment income—net[a]	.11	.20	.27	.26	.21
Net realized and unrealized gain (loss) on investments	.29	(1.01)	.07	(.72)	.64
Total from Investment Operations	.40	(.81)	.34	(.46)	.85
Distributions:
Dividends from investment income—net	(.48)	(.53)	(.12)	(.26)	(.11)
Dividends from net realized gain on investments	-	-	-	(.22)	(.17)
Total Distributions	(.48)	(.53)	(.12)	(.48)	(.28)
Net asset value, end of period	14.97	15.05	16.39	16.17	17.11
Total Return (%)[b]	2.78	(5.09)	2.09	(2.78)	5.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.78	1.77	1.76	1.75	1.76
Ratio of net expenses to average net assets	1.78	1.77	1.76	1.75	1.76
Ratio of net investment income to average net assets	.71	1.29	1.63	1.60	1.31
Portfolio Turnover Rate	126.57	216.56	209.53	169.41	192.50
Net Assets, end of period ($ x 1,000)	52,516	69,609	104,681	152,333	198,824

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

	Year Ended October 31,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	15.48	16.86	16.65	17.58	16.94
Investment Operations:
Investment income—net[a]	.27	.38	.44	.44	.39
Net realized and unrealized gain (loss) on investments	.29	(1.04)	.07	(.74)	.64
Total from Investment Operations	.56	(.66)	.51	(.30)	1.03
Distributions:
Dividends from Investment income—net	(.56)	(.72)	(.30)	(.41)	(.22)
Dividends from net realized gain on investments	-	-	-	(.22)	(.17)
Total Distributions	(.56)	(.72)	(.30)	(.63)	(.39)
Net asset value, end of period	15.48	15.48	16.86	16.65	17.58
Total Return (%)	3.90	(4.07)	3.08	(1.78)	6.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.74	.75	.74	.80
Ratio of net expenses to average net assets	.75	.74	.75	.74	.80
Ratio of net investment income to average net assets	1.74	2.32	2.65	2.60	2.29
Portfolio Turnover Rate	126.57	216.56	209.53	169.41	192.50
Net Assets, end of period ($ x 1,000)	699,253	818,322	1,230,266	875,269	934,809

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,

Class Y Shares	2016	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	15.48	16.86	16.65	16.33
Investment Operations:
Investment income—net[b]	.28	.39	.47	.14
Net realized and unrealized gain (loss) on investments	.30	(1.03)	.05	.26
Total from Investment Operations	.58	(.64)	.52	.40
Distributions:
Dividends from Investment income—net	(.57)	(.74)	(.31)	(.08)
Net asset value, end of period	15.49	15.48	16.86	16.65
Total Return (%)	3.94	(3.98)	3.13	2.43	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67	.67	.68	.74	[d]
Ratio of net expenses to average net assets	.67	.67	.68	.74	[d]
Ratio of net investment income to average net assets	1.82	2.39	2.71	2.63	[d]
Portfolio Turnover Rate	126.57	216.56	209.53	169.41
Net Assets, end of period ($ x 1,000)	30,875	31,290	30,278	1

a From July 1, 2013 (commencement of initial offering) to October 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus International Bond Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to maximize total return through capital appreciation and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification ("ASC") is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	41,762,658	-	41,762,658
Commercial Mortgage-Backed	-	34,665,368	-	34,665,368
Corporate Bonds†	-	188,819,803	-	188,819,803
Foreign Government	-	587,017,252	-	587,017,252
Mutual Funds	17,230,941	-	-	17,230,941
Residential Mortgage-Backed	-	5,453,341	-	5,453,341
U.S. Treasury	-	44,782,434	-	44,782,434
Other Financial Instruments:
Financial Futures††	558,303	-	-	558,303
Forward Foreign Currency Exchange Contracts††	-	1,800,968	-	1,800,968
Options Purchased	-	1,987,935	-	1,987,935

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Swaps††	-	2,333,099	-	2,333,099
Liabilities ($)
Other Financial Instruments:
Financial Futures††	(2,455,339)	-	-	(2,455,339)
Forward Foreign Currency Exchange Contracts††	-	(2,915,731)	-	(2,915,731)
Options Written	-	(526,293)	-	(526,293)
Swaps††	-	(6,124,845)	-	(6,124,845)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and

NOTES TO FINANCIAL STATEMENTS (continued)

amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2016, The Bank of New York Mellon earned $16,840 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Share0s†	34,870,217	49,911,967	84,782,184	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	23,368,331	639,163,822	651,798,712	10,733,441	1.2

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	8,452,100	1,954,600	6,497,500.7
Total	58,238,548	697,527,889	738,535,496	17,230,941	1.9

† During the period ended October 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.
†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry or country.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

NOTES TO FINANCIAL STATEMENTS (continued)

On October 31, 2016, the Board declared a cash dividend of $.027, $.006, $.047 and $.051 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on November 1, 2016, (ex-dividend date), to shareholders of record as of the close of business on October 31, 2016.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,903,907, accumulated capital losses $108,967,586 and unrealized depreciation $16,495,955.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2016. The fund has $64,215,267 of short-term capital losses and $44,752,319 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2016 and October 31, 2015 were as follows: ordinary income $37,708,922 and $68,285,747, respectively.

During the period ended October 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses, foreign currency transactions and swap periodic payments, the fund decreased accumulated undistributed investment income-net by $20,860,407 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Dreyfus and the Trust, the Trust has agreed to pay Dreyfus a management fee computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended October 31, 2016, the Distributor retained $1,680 from commissions earned on sales of the fund’s Class A shares and $1,583 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2016, Class C shares were charged $440,746 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016, Class A and Class C shares were charged $405,836 and $146,915, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2016, the fund was charged $215,549 for transfer agency services and $13,931 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $5,581.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2016, the fund was charged $177,263 pursuant to the custody agreement.

During the period ended October 31, 2016, the fund was charged $9,804 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $474,749, Distribution Plan fees $34,236, Shareholder Services Plan fees $40,700, custodian fees $126,032, Chief Compliance Officer fees $5,688 and transfer agency fees $29,030.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions, during the period ended October 31, 2016, amounted to $1,209,132,154 and $1,428,684,684, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2016 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2016 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in foreign currencies, or as a substitute for an investment. The fund is subject to market risk and currency risk in

NOTES TO FINANCIAL STATEMENTS (continued)

the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At October 31, 2016, there were no written options outstanding.

The following summarizes the fund’s call/put options written during the period ended October 31, 2016:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding October 31, 2015	-	-
Contracts written	65,100,000	867,324
Contracts terminated:
Contracts closed	-	-	-	-
Contracts expired	-	-	-	-
Total contracts terminated	-	-	-	-
Contracts outstanding October 31 2016	65,100,000	867,324

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2016:

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Bank of America
Australian Dollar,
Expiring
11/30/2016	5,435,000	4,154,270	4,131,195	(23,075)
Euro,
Expiring
11/30/2016	184,570,000	202,082,002	202,855,383	773,381
Indonesian Rupiah,
Expiring
1/13/2017	133,010,045,000	10,055,190	10,078,046	22,856
Thai Baht,
Expiring
1/13/2017	146,435,000	4,181,467	4,179,707	(1,760)
Citigroup
South Korean Won,
Expiring
1/13/2017	9,276,805,000	8,150,202	8,105,387	(44,815)
Goldman Sachs International
British Pound,
Expiring
11/30/2016	7,820,000	9,529,960	9,577,230	47,270
Canadian Dollar,
Expiring
11/30/2016	11,490,000	8,606,999	8,567,913	(39,086)
Colombian Peso,
Expiring
1/13/2017	13,982,900,000	4,703,296	4,599,719	(103,577)
Polish Zolty,
Expiring
1/13/2017	13,420,000	3,378,124	3,415,914	37,790
Russian Ruble,
Expiring
1/13/2017	766,435,000	12,102,816	11,854,083	(248,733)
Swiss Franc,
Expiring
11/30/2016	1,850,000	1,866,444	1,872,413	5,969
HSBC
Australian Dollar,
Expiring
11/30/2016	22,060,000	16,721,877	16,768,014	46,137

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
HSBC (continued)
Japanese Yen,
Expiring
11/30/2016	9,381,680,000	90,367,647	89,547,617	(820,030)
Mexican New Peso,
Expiring
11/30/2016	562,650,000	29,939,723	29,661,553	(278,170)
JP Morgan Chase Bank
Brazilian Real,
Expiring
12/2/2016	31,300,000	9,468,207	9,708,497	240,290
Indian Rupee,
Expiring
1/13/2017	994,125,000	14,679,932	14,721,344	41,412
Turkish Lira,
Expiring
1/13/2017	137,520,000	43,933,295	43,735,163	(198,132)
UBS
Euro,
Expiring
11/30/2016	970,000	1,057,164	1,066,098	8,934
Mexican New Peso,
Expiring
1/13/2017	428,810,000	22,502,033	22,500,652	(1,381)
Swedish Krona,
Expiring
11/30/2016	193,715,000	21,736,545	21,476,021	(260,524)
Sales:
Bank of America
Singapore Dollar,
Expiring
11/30/2016	39,860,000	28,628,477	28,657,086	(28,609)
South African Rand,
Expiring
1/13/2017	236,495,000	16,745,973	17,272,945	(526,972)
Citigroup
British Pound,
Expiring
11/30/2016	5,845,000	7,114,650	7,158,428	(43,778)
Euro,
Expiring
11/30/2016	3,075,000	3,361,356	3,379,641	(18,285)

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Goldman Sachs International
Mexican New Peso,
Expiring
1/13/2017	367,225,000	19,606,247	19,269,145	337,102
HSBC
Canadian Dollar,
Expiring
11/30/2016	3,100,000	2,325,229	2,311,621	13,608
New Zealand Dollar,
Expiring
11/30/2016	71,795,000	51,185,312	51,277,381	(92,069)
South Korean Won,
Expiring
1/13/2017	6,029,180,000	5,308,685	5,267,852	40,833
JP Morgan Chase Bank
Hungarian Forint,
Expiring
1/13/2017	3,371,040,000	11,889,536	12,001,594	(112,058)
South Korean Won,
Expiring
1/13/2017	21,107,425,000	18,605,046	18,442,110	162,936
Taiwan Dollar,
Expiring
1/13/2017	316,035,000	9,957,936	10,032,613	(74,677)
UBS
Norwegian Krone,
Expiring
11/30/2016	86,420,000	10,482,362	10,459,912	22,450
Gross Unrealized Appreciation				1,800,968
Gross Unrealized Depreciation				(2,915,731)

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap transactions in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. The following summarizes open interest rate swaps entered into by the fund at October 31, 2016:

NOTES TO FINANCIAL STATEMENTS (continued)

OTC Interest Rate Swaps

Notional Amount ($)	Currency/ Floating Rate	Counterparty	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized (Depreciation) ($)
7,600,000	GBP - 1 YEAR LIBOR	Goldman Sachs International	3.36	10/17/2026	(189,417)

Gross Unrealized Depreciation					(189,417)

Centrally Cleared Interest Rate Swaps

Notional Amount($)†	Currency/ Floating Rate	Counterparty	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized Appreciation (Depreciation) ($)
104,700,000	USD - 6 MONTH LIBOR	Deutsche Bank	2.48	1/10/2021	(5,935,428)
36,000,000	USD - 3 MONTH LIBOR	Morgan Stanley Capital Services	1.79	10/3/2046	2,040,850
55,000,000	USD - 3 MONTH LIBOR	Goldman Sachs International	1.63	10/13/2026	292,249
Gross Unrealized Appreciation					2,333,099
Gross Unrealized Depreciation					(5,935,428)

† Clearing House-Chicago Mercantile Exchange

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2016, there were no credit default swap agreements outstanding.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2016 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	2,891,402	[1,2]	Interest rate risk	(8,580,184)	[1,2]
Foreign exchange risk	3,788,903	[3,4]	Foreign exchange risk	(3,442,024)	[4,5]
Gross fair value of derivative contracts	6,680,305			(12,022,208)

Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of
Assets and Liabilities.

[2]

Includes cumulative appreciation (depreciation) on swap agreements as reported in the swap tables in Note 4. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the
Statement of Assets and Liabilities.

[3]	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4]	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[5]	Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2016 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Transactions	[4]	Total
Interest rate	(7,598,249)		-		-		(6,635,813)		(14,234,062)
Foreign exchange	-		(1,453,689)		8,796,169		-		7,342,480
Credit	-		-		-		(4,917,195)		(4,917,195)
Total	(7,598,249)		(1,453,689)		8,796,169		(11,553,008)		(11,808,777)

NOTES TO FINANCIAL STATEMENTS (continued)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Financial Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Transactions	[8]	Total
Interest rate	(1,575,988)		-		-		5,823,285		4,247,297
Foreign exchange	-		990,628		(425,157)		-		565,471
Credit	-		-		-		539,261		539,261
Total	(1,575,988)		990,628		(425,157)		6,362,546		5,352,029

Statement of Operations location:
[1]	Net realized gain (loss) on financial futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap transactions.
[5]	Net unrealized appreciation (depreciation) on financial futures.
[6]	Net unrealized appreciation (depreciation) on options transactions.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net unrealized appreciation (depreciation) on swap transactions.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	558,303	(2,455,339)
Options	1,987,935	(526,293)
Forward contracts	1,800,968	(2,915,731)
Swaps	2,333,099	(6,124,845)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	6,680,305	(12,022,208)
Derivatives not subject to
Master Agreements	(2,891,402)	8,390,767
Total gross amount of assets
and liabilities subject to
Master Agreements	3,788,903	(3,631,441)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2016:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of America	1,224,672		(681,253)	-		543,419
Goldman Sachs International	1,978,574		(742,033)	(380,000)		856,541
HSBC	100,578		(100,578)	-		-
JP Morgan Chase Bank	453,695		(453,695)	-		-
UBS	31,384		(31,384)	-		-
Total	3,788,903		(2,008,943)	(380,000)		1,399,960

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of America	(681,253)		681,253	-		-
Citigroup	(106,878)		-	106,878		-
Goldman Sachs International	(742,033)		742,033	-		-
HSBC	(1,190,269)		100,578	-		(1,089,691)
JP Morgan Chase Bank	(649,103)		453,695	165,000		(30,408)
UBS	(261,905)		31,384	-		(230,521)
Total	(3,631,441)		2,008,943	271,878		(1,350,620)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
† See Statement of Investments for detailed information regarding collateral held for open financial futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2016:

Average Market Value ($)
Interest rate financial futures	303,916,502
Foreign currency options contracts	464,745
Forward contracts	1,068,136,282

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2016:

NOTES TO FINANCIAL STATEMENTS (continued)

Average Notional Value ($)
Interest rate swap agreements	239,614,803
Credit default swap agreements	15,633,846

At October 31, 2016, the cost of investments for federal income tax purposes was $925,762,356; accordingly, accumulated net unrealized depreciation on investments was $4,042,624, consisting of $20,935,790 gross unrealized appreciation and $24,978,414 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus International Bond Fund (the “Fund”), a series of The Dreyfus/Laurel Funds Trust, including the statements of investments, financial futures and options written, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Bond Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 33.39% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Kenneth A. Himmel (70)

Board Member (1988)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (69)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (1992)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (70)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

Dreyfus International Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DIBAX Class C: DIBCX Class I: DIBRX Class Y: DIBYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6091AR1016

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $24,400 in 2015 and $76,500 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,900 in 2015 and $10,100 in 2016.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,920 in 2015 and $5,000 in 2016.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2015 and $0 in 2016.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $14,933,643 in 2015 and $19,426,000 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:  December 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:  December 21, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:  December 21, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)